Summary Prospectus
Seix High Income Fund
August 1, 2016
Class / Ticker Symbol
A / SAHIXR / STHIXI / STHTXIS / STHZX
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/resources/regulatory-taxinfo. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2016, are incorporated by reference into this summary prospectus.
Investment Objective
The Seix High Income Fund (the “Fund”) seeks high current income and, secondarily, total return (comprised of capital appreciation and income).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 76 of the Fund’s prospectus and Rights of Accumulation on page 89 of the Fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	R Shares	I Shares	IS Shares
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	4.75%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	R Shares	I Shares	IS Shares
Management Fees	0.54%	0.54%	0.54%	0.54%
Distribution (12b-1) Fees	0.30%	0.50%	None	None
Other Expenses	0.19%	0.19%	0.25%	0.09%
Total Annual Fund Operating Expenses	1.03%	1.23%	0.79%	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
A Shares	$575	$787	$1,017	$1,675
R Shares	$125	$390	$ 676	$1,489
I Shares	$ 81	$252	$ 439	$ 978
IS Shares	$ 64	$202	$ 351	$ 786
Portfolio Turnover
The Fund pays transaction costs, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in a diversified portfolio of higher yielding, lower-rated income-producing debt instruments, including corporate obligations, floating rate loans and other debt obligations. The Fund may invest in debt obligations of U.S. and non-U.S. issuers, including emerging market corporate debt. The Fund’s investment in non-U.S. issuers may at times be significant. The Fund will invest at least 65%, and may invest up to 100%, of its assets in securities rated below investment

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grade by the Merrill Composite Rating or in unrated securities that the Fund’s Subadviser, Seix Investment Advisors LLC (“Seix” or the “Subadviser”), believes are of comparable quality. Such securities are commonly known as “junk bonds” and present greater risks than investment grade debt securities. The Fund may also invest a portion of its assets in securities that are restricted as to resale. As a result of its investment strategy, the Fund’s portfolio turnover rate may be 100% or more.
In selecting investments for purchase and sale, the Subadviser employs a research driven process designed to identify value areas within the high yield market. The Subadviser seeks to identify securities that generally meet the following criteria: (i) industries that have sound fundamentals; (ii) companies that have good business prospects and increasing credit strength; and (iii) issuers with stable or growing cash flows and effective management.
In addition, to implement its investment strategy, the Fund may buy or sell derivative instruments (such as foreign currency forward contracts, swaps, including credit default swaps, futures, credit linked notes, options, inverse floaters and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks. The Fund may count the value of certain derivatives with below investment grade fixed income characteristics towards its policy to invest, under normal circumstances, at least 65% of its net assets in non-investment grade fixed income securities.
Principal Investment Risks
You may lose money if you invest in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Below Investment Grade Securities Risk: Securities that are rated below investment grade (sometimes referred to as “junk bonds”, including those bonds rated lower than “BBB-” by Standard & Poor’s Financial Services LLC and Fitch, Inc. or “Baa3” by Moody’s Investors Service), or that are unrated but judged by the Subadviser to be of comparable quality at the time of purchase, involve greater risk of default or downgrade and are more volatile than investment grade securities and are considered speculative.
These instruments have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to a greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately.
Debt Securities Risk: Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal or interest or will default. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the
Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
Debt securities are also subject to interest rate risk, which is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.
Derivatives Risk: In the course of pursuing its investment strategies, the Fund may invest in certain types of derivatives including swaps, foreign currency forward contracts and futures. The Fund is exposed to additional volatility and potential loss with these investments. Losses in these investments may exceed the Fund’s initial investment. Derivatives may be difficult to value, may become illiquid and may not correlate perfectly with the overall securities market.
Floating Rate Loan Risk: The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can also be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, floating rate loans generally are subject to extended settlement periods in excess of seven days, which may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans. The Fund participates in a line of credit facility to assist with cash flow management and liquidity. Floating rate loans may not be considered securities and, therefore, the Fund may not have the protections of the federal securities laws with respect to its holdings of such loans.
Foreign Companies and Securities Risk: Foreign securities and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights. All of these risks are increased for investments in emerging markets.
Foreign Currency Forward Contracts Risk: The technique of purchasing foreign currency forward contracts to obtain exposure to currencies or manage currency risk may not be effective. In addition, currency markets generally are not as regulated as securities markets.
Frequent Trading Risk: Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains and losses. The payment of taxes on these gains could adversely affect your after tax return on your
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investment in the Fund. Any distributions resulting from such gains or losses may be considered ordinary income for federal income tax purposes.
Futures Contract Risk: The risks associated with futures include: the Subadviser’s ability to manage these instruments, the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position, mispricing or improper valuation and that the other party to a derivative transaction will not meet its obligations. The prices of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility and unexpected losses.
A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) may not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.
Prepayment and Call Risk: During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or prepay the bond before its stated maturity date. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest the proceeds in securities with a lower yield or fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decline in the Fund’s income.
Restricted Securities Risk: Certain debt securities may be restricted securities, which are not registered with the SEC and thus may not be sold publicly until registration has been made. Therefore, there is the absence of a public market and there is limited investor information.
Swap Risk: The Fund may enter into swap agreements, including credit default and interest rate swaps, for purposes of attempting to gain exposure to a particular asset without actually purchasing that asset or to hedge a position. Credit default swaps may increase or decrease the Fund’s exposure to credit risk and could result in losses if the Subadviser does not correctly evaluate the creditworthiness of the entity on which the credit default swap is based. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations.
U.S. Government Securities Risk: U.S. Treasury securities are backed by the full faith and credit of the U.S. government, while other types of securities issued or guaranteed by federal agencies, instrumentalities, and U.S. government-sponsored entities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities may underperform other segments of the fixed income market or the fixed income market as a whole.
Performance
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. The Fund began operating on March 28, 2000. At the close of business on
July 31, 2009, all outstanding C Shares converted to R Shares. The performance shown below prior to July 31, 2009 is that of C Shares and has not been adjusted to reflect R Shares expenses, which are lower. If it had been, performance would have been higher. Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863 or by visiting www.ridgeworth.com.
The annual returns in the bar chart which follows are for the I Shares without reflecting payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower.
This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*
Best Quarter	Worst Quarter
18.23%	-21.86%
(6/30/2009)	(12/31/2008)
* The performance information shown above is based on a calendar year. The Fund's total return for the six months ended June 30, 2016 was 9.62%.
The following table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance.

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 2015)

	1 Year	5 Years	10 Years
A Shares Return Before Taxes	(10.73)%	2.62%	5.98%
R Shares Return Before Taxes	(6.46)%	3.35%	6.08%
IS Shares Return Before Taxes*	(6.06)%	3.91%	6.82%
I Shares Return Before Taxes	(6.19)%	3.87%	6.80%
I Shares Return After Taxes on Distributions	(8.58)%	0.86%	3.60%
I Shares Return After Taxes on Distributions and Sale of Fund Shares	(3.40)%	1.84%	4.02%
Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	(4.47)%	5.04%	6.96%
*IS Shares were offered beginning on August 1, 2014. The performance shown prior to such date is based on performance of the Fund’s I Shares, and has not been adjusted to reflect the expenses of the IS Shares. If it had been adjusted, performance would have been higher.
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After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the I Shares. After-tax returns for other share classes will vary.
In some cases, average annual return after taxes on distributions and sale of fund shares is higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods.  The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability.  However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.
Investment Adviser and Subadviser
RidgeWorth Investments is the Fund’s investment adviser (the “Adviser”). Seix Investment Advisors LLC is the Fund’s Subadviser.
Portfolio Management
Mr. Michael Kirkpatrick, Managing Director and Senior Portfolio Manager of Seix, has co-managed the Fund since August 2011. Mr. James FitzPatrick, CFA, Managing Director, Portfolio Manager and Head of Leveraged Finance Trading of Seix, has co-managed the Fund since June 2013.
Purchasing and Selling Your Shares
You may purchase or redeem Fund shares on any business day. You may purchase and redeem A, R, I and IS Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers or for their own accounts.
The minimum initial investment amounts for each share class are shown below, although these minimums may be reduced, waived, or not applicable in some cases.
Class	Dollar Amount
A Shares	$2,000
R Shares	None
I Shares	None
IS Shares	$2,500,000 (No minimum for certain investors. Please see the section entitled “Who can buy shares?”)
Subsequent investments in A Shares must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts for either class of shares at its discretion. There are no minimums for subsequent investments in R, I or IS Shares.
Tax Information
The Fund’s distributions are generally taxable as ordinary income or capital gains unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, which may be taxed upon withdrawal.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services.
These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.
RFSUM-HI-0816